                                                           SEMI ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Provides a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to maturity date, and seeks to provide a total return, a combination of capital growth and income

KEMPER TARGET EQUITY FUND
KEMPER WORLDWIDE
2004 FUND


             "... We have developed a proprietary risk model for
               countries and regions which helps us monitor the
              risks that we take in the portfolio and alerts us
                 to the areas of developing higher risk. ..."


                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
SHAREHOLDERS' MEETING

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER WORLDWIDE
2004 FUND TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

--------------------------------------------------------------------------------

KEMPER WORLDWIDE 2004 FUND                3.81%

--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF    AS OF
                                   1/31/98  7/31/97
--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND         $10.99   $11.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE PERIOD, KEMPER WORLDWIDE 2004 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                SHORT-    LONG-
                                TERM      TERM
                     INCOME    CAPITAL   CAPITAL
                    DIVIDEND    GAIN      GAIN
--------------------------------------------------------------------------------
KEMPER
WORLDWIDE
2004 FUND            $.49       $.07       $.46
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar
Style Box is based on a portfolio date as of January 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

EUROPEAN MONETARY UNION An economic and monetary unification of European countries to ultimately introduce a single currency and create a more economically competitive region.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Despite ongoing stock market volatility, the economic climate for mutual fund investors has been fairly positive in the first quarter of 1998. Steady U.S. economic growth bolstered by stable interest rates has created a positive environment for both equity and fixed-income investing -- and we expect this to continue.

    The U.S. economy, as measured by the gross domestic product (GDP) growth rate, in the fourth quarter of 1997 grew 3.9 percent. With 3.8 percent GDP growth for all of 1997, the economy produced $7.19 trillion of output. For the first quarter of 1998, we estimate the economy to grow at a 3.4 percent rate, representing a modest slowdown. Momentum for the year, in fact, should slip to a rate of 2.5 percent.

    Although the economy will continue to slow in the months ahead, the outlook is still positive. Employment growth is expected to remain steady. Both bonds and equities have continued to perform well, thereby boosting consumer confidence and spending. The housing market has been noteworthy, with new home sales reaching an all-time high for this point in the economic cycle and housing starts remain high relative to demographic trends.

    Output prices, as measured by the Consumer Price Index (CPI), remain stable at 1.5 to 2 percent year over year. When the rate of inflation remains stable and as low as it has, the risk of higher interest rates is reduced and the real return on financial assets grows. It is unlikely that the Fed will raise interest rates in the second quarter.

    Seemingly in defiance of our diplomatic struggles with Iraq, political scandal at home and a few major earnings disappointments particularly in the technology sector, the market managed to hit several new heights in the first quarter. U.S. corporate profit growth and earnings continued to boost stock prices, making the market all the more attractive to investors.

    Much of the market activity in the first quarter can be attributed to today's service-based economy. With the arrival of annual and holiday bonuses at the end of the fourth quarter -- compensation for a good year's work -- the first quarter has established itself as a time for American employees to either spend or stash away these lump sum earnings in Individual Retirement Accounts
(IRAs) and other investments.

    One factor that affected the U.S. market in 1997 appears to be having a diminished influence in the new year. The East Asian market crisis now appears for most Asian countries to be subsiding. East Asia's economic difficulties did not affect global production or employment nearly as much as the markets had anticipated. Consequently, most investors did not feel the serious repercussions that had been feared. Obviously, investors with heavy concentrations in the region suffered the largest losses. But the markets were anticipating a greater global impact -- and this has not yet come to pass. Further impacts may occur or orders on shipments already made may find no ultimate buyer. Then again, as we move into the second quarter of 1998, many East Asian countries appear to have already recovered from the crisis. Some Asian currencies have stabilized and several Asian stock markets have rebounded. Korea and Malaysia are two countries where this has happened. The perception of an Asian "contagion" or flu throughout the region is fading fast -- and investors in general seem to be staying in the game.

    At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with a budget surplus for fiscal 1998. This stable fiscal environment is characterized by a reduction in Treasury financing, which tends to have a downward effect on interest rates. Lower interest rates fuel consumer spending, which clearly benefits the marketplace in the form of higher corporate revenues and earnings. One result of higher earnings is higher stock prices, which can ultimately benefit investors.

    The last time the U.S. enjoyed a budget surplus was 1969. After nearly 30 years of being in the red, we very well may notice a new shift in psychology about the Treasury market and the issuance of Treasury securities. In the past, investors worried about deficits that were out of control and expected higher interest rates on Treasuries. High interest rates are the bane of fixed-income investing, so a balanced budget can be expected to have a positive effect.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                NOW (2/28/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
   10-YEAR TREASURY RATE(1)         5.57             6.21             6.69            6.27
   PRIME RATE(2)                    8.5              8.5              8.3             8.25
   INFLATION RATE(3)*               1.57             2.72             3.03            2.72
   THE U.S. DOLLAR(4)*              9.32            10.1              7.67            0.82
   CAPITAL GOODS ORDERS(5)*        13.77            11.53             5.8            11.19
   INDUSTRIAL PRODUCTION(5)*        5.47             5.03             4.57            2.93
   EMPLOYMENT GROWTH(6)             2.6              2.31             2.14            1.83

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   Data as of January 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  On the global front, current economic fundamentals tend to favor the U.S., with the dollar continuing to be a safe haven for investors. International investors want to participate in U.S. economic growth, which, at 3.8 percent for 1997, was better than the economic growth in both Europe and Japan. Europe's 1997 growth rate remained fairly steady at 2 to 3 percent. Japan experienced a growth rate last year of 1 percent. U.S. real interest rates have also been more attractive than those of most other countries, enticing foreign investors to buy U.S. Treasuries.

  We anticipate the positive economic environment to continue into the second quarter of 1998. The budget surplus should hold for at least the near term. President Clinton's initiatives for increased spending and more tax credits haven't come to fruition. In fact, proponents of spending control have continued to squelch spending programs on Capitol Hill. All the while, fiscal policy has remained steady.

  With solid economic growth, lower interest rates, low inflation and a record-setting stock market, it is no wonder that investor expectations are high. But, are investors expecting too much?

  It is important to recognize that although from a macroeconomic perspective the economy is strong, there are some microeconomic challenges that could threaten in the months to come. These include health care reform and shifts in the political landscape at home and continuing conflicts or new developments abroad. For example, the European Monetary Union (EMU) appears to be proceeding as we would expect. But within six months to a year after the EMU is established, tensions may indeed mount as countries try to adapt to the new structure. Each of these issues could affect our strong, yet reactive marketplace. Be sure to stay tuned.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
March 12, 1998

PERFORMANCE UPDATE

[FERRO PHOTO]

DENNIS FERRO JOINED ZURICH INVESTMENT MANAGEMENT LIMITED (ZIML), A LONDON-BASED AFFILIATE OF SCUDDER KEMPER INVESTMENTS, INC., IN 1994 AND IS MANAGING DIRECTOR OF ZIML AND PORTFOLIO MANAGER OF KEMPER WORLDWIDE 2004 FUND. FERRO HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING A VERY VOLATILE PERIOD IN WORLD MARKETS, KEMPER WORLDWIDE 2004
FUND OUTPERFORMED BOTH THE EAFE* INDEX AND THE STANDARD & POOR'S 500 INDEX**. FOLLOWING, PORTFOLIO MANAGER DENNIS FERRO DISCUSSES THE MARKETS AND HIS TEAM'S APPROACH TO MANAGING THE FUND.

Q     HOW DID INTERNATIONAL MARKETS PERFORM DURING THE SIX-MONTH PERIOD?

A In general, European markets provided the best performance while the Asian markets, including Japan, performed very poorly. In Latin America, Mexico had strong performance until January when the market was finally hit with the ripple effects of what is being dubbed the "Asian Contagion." The following chart gives total returns for some of the markets we invested in for the six-month period, shown in U.S. dollar terms.

Q     UP 3.81 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) FOR THE
PERIOD, THE FUND OUTPERFORMED THE EAFE INDEX*, DOWN 5.69 PERCENT, AND THE STANDARD & POOR'S 500**, UP 3.56 PERCENT. HOW DID YOU AND YOUR TEAM ACHIEVE THIS OUTPERFORMANCE?

A     We have developed a proprietary risk model for countries and regions which helps us monitor the risks that we take in the portfolio and alerts us to areas of developing higher risk. Following this process, we moved out of Asia and into Europe, avoiding much of the downturn that occurred in that

--------------------------------------------------------------------------------
EUROPE LEADS WORLD MARKET PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED 1/31/98


                                 [BAR GRAPH]

ITALY                           28.32%
SPAIN                           18.39%
IRELAND                         13.14%
SWITZERLAND                     12.14%
UK                              10.48%
FRANCE                           4.76%
GERMANY                         -1.00%
NETHERLANDS                     -3.32%
CANADA                          -6.29%
MEXICO                         -15.22%
JAPAN                          -22.46%
HONG KONG                      -46.79%

Source: FT/S&P World Indices. Returns given in U.S. dollars

PERFORMANCE UPDATE

region. Our process doesn't allow us to be totally excluded from the Asian region so we maintained exposure to what we feel are the best companies in the market. We had a 15 percent exposure to Japan and less than 2 percent invested in Hong Kong.

      The fund had a 74 percent exposure in Europe, based on total common stock, at the end of the period. With this being the strongest performing region, it was definitely a boost to the fund. In Canada, the fund had about a 4 percent position. Our exposure to Mexico was roughly 3 percent of the fund's total common stock and while the final six-month performance paints a somewhat bleak picture of this market, it is worth noting that at the end of December, Mexico was up around 13.39 percent for the six-month period.

*THE EAFE INDEX IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS.

**THE STANDARD & POOR'S 500 IS GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET PERFORMANCE.

Q     WHAT INDUSTRIES DID YOU FOCUS ON IN EUROPE AND IN JAPAN?

A     The focus in Europe was on four primary areas. The first was the pharmaceutical sector which is benefiting from restructuring activity as well as new product development. Our holdings in this industry included Roche, Novartis and Glaxo Wellcome.

      Financial services were the second focus with names like Barclays Bank, Prudential Corp., Aegon, Banco Bilbao Vizcaya and Banco Santander included in the portfolio. The market is growing for financial services in Europe as pension requirements are expanded and significant merger and acquisition activity is being viewed quite favorably by shareholders.

      Technology was the third theme in Europe. As companies move towards operating more efficiently, technology is playing a larger role. Europe, which has been underresourced in this area in the past, is developing new products to keep up with the times. We held Getronics in this industry.

      The fourth and final focus was corporate services or companies that provide services to businesses that want to outplace certain functions. Holdings in this sector included Rentokil, Prosegur and Unique International. This sector is also benefiting from restructuring efforts and the focus on improved efficiency.

      In Japan and Hong Kong, our holdings were mainly exporters and companies that benefited from a decline in the value of their currency relative to the dollar. We also focused on those companies that have proven themselves to be competitive in the global marketplace. These companies are not dependent purely on market share but develop competitive products that are professionally marketed. Using this criteria, we selected names like Sony, Honda and RICOH. The only domestically-oriented companies that we owned in Japan were some specialty retailers such as Circle K, and a specialty finance company called Shohkoh Fund.

      In Hong Kong the holdings were HSBC Holdings, a global banking organization with a majority of its business in Hong Kong. We believe it is the strongest bank financially and one of the best managed in the region. We also held CITIC Pacific, a diversified company with strong activities both in Hong Kong and the Peoples Republic of China.

Q     HOW DID THE ZERO COUPON COMPONENT OF THE FUND AFFECT FUND PERFORMANCE
DURING THIS VOLATILE PERIOD?

A     The zero coupon bond component had a positive effect on the fund because long-term interest rates did come down during the period causing the zero coupons to react favorably. The two sides of the fund have to be looked upon as complementing each other over an extended period of time.

Q     WHAT EFFECT DID CURRENCY ACTIVITY HAVE ON THE FUND AND WAS IT HEDGED AT
ALL?

A     The fund was partially hedged early in the period. We reduced the hedged position in Japan and Asia down to 25 percent in August and then further reduced it to 12 percent in September and finally closed it out altogether in October. We felt most of the dollar move against foreign currencies had occurred over the summer months and that the dollar would subsequently trade in a fairly tight range and that is indeed what has happened. The fund was not hedged during the last three months.

Q     WERE THERE ANY "MISSES" DURING THE PERIOD?

A     We were surprised by the strength of the United Kingdom's financial sector and although we had a meaningful weight there, having even more exposure would have been beneficial. We were also underweighted in some of the restructuring activity occurring in the chemical and automotive industries in Europe.

PERFORMANCE UPDATE

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    I think this could be a year when international markets outperform the S&P
500 due largely to the strength of Europe. The economic cycle is at an earlier phase in Europe than in the U.S. and is still in the recovery mode. The factors that have generated strong returns in the U.S. market are beginning to be more prevalent in Europe. These factors include: declining inflation, falling interest rates, improvements in corporate profitability due to restructuring, and supportive monetary policy. The period leading up to and including the implementation of the European Monetary Union promises to be a positive one for capital markets. It should also support current monetary policies and a continued environment of low interest rates.

      Elsewhere in the world we continue to be concerned, in a low inflation environment, about the ability for commodity-oriented companies to develop any pricing power. These companies are part of the forestry, mining and chemical industries. We believe the developments in Asia are very serious and that corporate profitability in Asia will be very negatively affected over the next 12 to 24 months. We are not looking to quickly go back into Asia but to identify those companies and markets that will recover the fastest because of revised economic policies. We will focus on the companies within those markets that have a strong balance sheet, competitive advantage and attractive growth prospects.

      In Latin America we continue to focus on companies selling at very attractive prices in Brazil and Mexico. Our bias is with Mexico where we believe appropriate economic programs have been put into place, since the problems of three years ago, to ensure the economic stability of the country and market.

      We continue to believe that the dollar will fluctuate in a fairly tight range against foreign currencies with the possible exception of the yen. The yen's exchange rate will be determined by policies announced by the Japanese minister of finance and the Bank of Japan in the coming months.

LARGEST HOLDINGS

THE FUND'S 20 LARGEST STOCK HOLDINGS*
REPRESENTING 70.7 PERCENT OF THE FUND'S TOTAL COMMON STOCKS ON JANUARY 31, 1998

-------------------------------------------------------------------------------------------------------
             HOLDINGS                                                                           PERCENT
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
1.           AEGON, N.V.                                                                           6.4%
             Netherlands

2.           NOVARTIS                                                                              6.2%
             Switzerland

3.           CIBA SPECIALTY CHEMICALS                                                              5.7%
             Switzerland

4.           BARCLAYS, PLC                                                                         5.6%
             United Kingdom

5.           ELF AQUITAINE                                                                         4.6%
             France

6.           RENTOKIL INITIAL, PLC                                                                 4.2%
             United Kingdom

7.           ROCHE HOLDINGS                                                                        4.2%
             Switzerland

8.           TELECOM ITALIA MOBILE                                                                 3.9%
             Italy

9.           GLAXO WELLCOME, PLC                                                                   3.9%
             United Kingdom

10.          INDEPENDENT NEWSPAPERS PLC                                                            3.4%
             Ireland

11.          BANK OF IRELAND                                                                       3.1%
             Ireland

12.          PRUDENTIAL CORP. PLC                                                                  2.4%
             United Kingdom

13.          SONY CORP.                                                                            2.4%
             Japan

14.          FOMENTO ECONOMICO MEXICANO S.A.                                                       2.4%
             Mexico

15.          FUJI PHOTO FILM CO. LTD.                                                              2.3%
             Japan

16.          KONINKLIJKE AHOLD N.V                                                                 2.3%
             Netherlands

17.          CARREFOUR S.A.                                                                        2.2%
             France

18.          SHOHKOH FUND & CO., LTD.                                                              1.9%
             Japan

19.          ROYAL DUTCH PETROLEUM                                                                 1.8%
             Netherlands

20.          AXA-UAP, S.A.                                                                         1.8%
             France


*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND

PORTFOLIO OF INVESTMENTS AT JANUARY 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                          AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                          U.S. Treasury, zero coupon, 2004
OBLIGATIONS--63.0%                       (Cost: $18,729)                                $ 30,600         $21,086
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
EUROPE                                                                                    SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--6.3%                     Barclays, PLC
                                         BANKING                                          20,553             620
                                         Rentokil Initial, PLC
                                         SERVICES COMPANY                                100,000             469
                                         Glaxo Wellcome, PLC
                                         PHARMACEUTICAL COMPANY                           15,919             428
                                         Prudential Corp., PLC
                                         FINANCIAL SERVICES                               20,000             268
                                         BBA Group, PLC
                                         DIVERSIFIED ENGINEERING COMPANY                  31,152             183
                                      (a)British Bio-Tech Group
                                         PHARMACEUTICAL COMPANY                           56,250             126
                                         ---------------------------------------------------------------------------
                                                                                                           2,094
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND--5.3%                        Novartis
                                         PHARMACEUTICAL COMPANY                              400             686
                                         Ciba Specialty Chemicals
                                         CHEMICAL PRODUCER                                 5,544             637
                                         Roche Holdings, A.G.
                                         PHARMACEUTICAL COMPANY                               45             468
                                         ---------------------------------------------------------------------------
                                                                                                           1,791
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS--4.2%                        Aegon, N.V.
                                         INSURANCE COMPANY                                 7,420             708
                                         Koninklijke Ahold, N.V.
                                         FOOD RETAILER                                     9,071             250
                                         Royal Dutch Petroleum
                                         PETROLEUM PRODUCER                                3,880             203
                                         Unique International, N.V.
                                         TEMPORARY EMPLOYMENT                              5,865             125
                                         De Boer Unigro, N.V.
                                         FOOD RETAILER                                     3,100             104
                                         Getronics, N.V.
                                         INFORMATION AND COMMUNICATION SERVICES              400              14
                                         ---------------------------------------------------------------------------
                                                                                                           1,404
--------------------------------------------------------------------------------------------------------------------
FRANCE--3.4%                             Elf Aquitaine
                                         OIL AND GAS PRODUCER                              4,500             509
                                         Carrefour, S.A.
                                         FOOD RETAILER                                       450             243
                                         AXA-UAP, S.A.
                                         INSURANCE COMPANY                                 2,400             200
                                         Technip, S.A.
                                         ENGINEERING COMPANY                               1,741             181
                                         ---------------------------------------------------------------------------
                                                                                                           1,133
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
IRELAND--2.1%                            Independent Newspapers, PLC
                                         PUBLISHER                                        60,436          $  377
                                         Bank of Ireland
                                         BANKING                                          21,917             340
                                         ---------------------------------------------------------------------------
                                                                                                             717
--------------------------------------------------------------------------------------------------------------------
ITALY--1.3%                              Telecom Italia Mobile
                                         MOBILE TELECOMMUNICATIONS PROVIDER               90,000             429
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
GERMANY--1.1%                            Veba, A.G.
                                         ELECTRIC UTILITY                                  2,250             156
                                         Viag, A.G.
                                         DIVERSIFIED MANUFACTURING COMPANY                   200             115
                                         Mannesmann A. G.
                                         CAPITAL GOODS PRODUCER                              170              97
                                         ---------------------------------------------------------------------------
                                                                                                             368
--------------------------------------------------------------------------------------------------------------------
SPAIN--.9%                               Repsol, S.A.
                                         OIL COMPANY                                       2,800             120
                                         Banco Bilbao Vizcaya, S.A.
                                         BANKING                                           3,094             108
                                         Banco Santander, S.A.
                                         BANKING                                           1,950              69
                                         ---------------------------------------------------------------------------
                                                                                                             297
                                         ---------------------------------------------------------------------------
                                         TOTAL EUROPEAN COUNTRIES--24.6%                                   8,233
--------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
--------------------------------------------------------------------------------------------------------------------
JAPAN--5.1%                              Sony Corp.
                                         ELECTRONICS MANUFACTURER                          2,900             268
                                         Fuji Photo Film Co., Ltd.
                                         PRECISION INSTRUMENTS MANUFACTURER                6,000             251
                                         Shohkoh Fund & Co., Ltd.
                                         FINANCING COMPANY                                   600             210
                                         Ricoh Co., Ltd.
                                         PRECISION INSTRUMENTS MANUFACTURER               14,000             166
                                         Toray Industries
                                         TEXTILE MANUFACTURER                             31,000             152
                                         Honda Motor Co., Ltd.
                                         AUTOMOBILE MANUFACTURER                           4,000             145
                                         Noritsu Koki Co., Ltd.
                                         PRECISION INSTRUMENTS MANUFACTURER                4,000             142
                                         Bellsystem 24, Inc.
                                         TELEMARKETING FIRM                                1,000             142
                                         Circle K Japan
                                         CONVENIENCE RETAILER                              2,400             118
                                         Canon, Inc.
                                         PRECISION INSTRUMENTS MANUFACTURER                3,000              73
                                         Murata Manufacturing
                                         ELECTRONICS COMPONENTS MANUFACTURER               1,000              29
                                         ---------------------------------------------------------------------------
                                                                                                           1,696

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
HONG KONG--.6%                           HSBC Holdings, PLC
                                         BANKING                                           5,399          $  120
                                         CITIC Pacific, Ltd.
                                         CONGLOMERATE                                     31,000              89
                                         ---------------------------------------------------------------------------
                                                                                                             209
                                         ---------------------------------------------------------------------------
                                         TOTAL PACIFIC REGION--5.7%                                        1,905
--------------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
--------------------------------------------------------------------------------------------------------------------
CANADA--1.2%                          (a)Boardwalk Equities, Inc.
                                         REAL ESTATE COMPANY                              14,500             182
                                         Petro-Canada
                                         OIL AND GAS COMPANY                               8,000             142
                                         Hudson's Bay Co.
                                         DEPARTMENT STORE RETAILER                         3,650              65
                                         ---------------------------------------------------------------------------
                                                                                                             389
--------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
--------------------------------------------------------------------------------------------------------------------
MEXICO--1.1.%                            Fomento Economico Mexicano,
                                         S.A. de C.V., "B," ADR                           42,000             262
                                         BEER AND SOFT DRINK MANUFACTURER
                                         Kimberly-Clark de Mexico, S.A. de C.V.
                                         PAPER PRODUCTS PRODUCER                          22,700              99
                                         ---------------------------------------------------------------------------
                                                                                                             361
--------------------------------------------------------------------------------------------------------------------
BRAZIL--.5%                              Telecommunicoes Brasileiro, S.A.
                                         TELEPHONE COMPANY                                 1,600             178
                                         ---------------------------------------------------------------------------
                                         TOTAL LATIN AMERICAN COUNTRIES--1.6%                                539
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--33.1%
                                         (Cost: $7,782)                                                   11,066
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
                                                                                        AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.45%
INSTRUMENTS--3.8%                        Due--February 1998
                                         (Cost: $1,298)                                  $ 1,300           1,298
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.9%
                                         (Cost: $27,809)                                                  33,450
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.1%                         32
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                             $   33,482
                                         ---------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

At January 31, 1998, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                                 VALUE       %
--------------------------------------------------------------------------------
Finance                                                         $ 2,914      8.7
--------------------------------------------------------------------------------
Health Care                                                       1,708      5.1
--------------------------------------------------------------------------------
Capital Goods                                                     1,332      4.0
--------------------------------------------------------------------------------
Consumer Cyclicals                                                1,307      3.9
--------------------------------------------------------------------------------
Energy                                                              974      2.9
--------------------------------------------------------------------------------
Basic Industries                                                    789      2.4
--------------------------------------------------------------------------------
Utilities                                                           763      2.3
--------------------------------------------------------------------------------
Technology                                                          675      2.0
--------------------------------------------------------------------------------
Consumer Staples                                                    604      1.8
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              11,066     33.1
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                21,086     63.0
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                     1,330      3.9
--------------------------------------------------------------------------------
NET ASSETS                                                      $33,482    100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

    Based on the cost of investments of $27,809,000 for federal income tax purposes at January 31, 1998, the gross unrealized appreciation was $5,970,000, the gross unrealized depreciation was $329,000 and the net unrealized appreciation on investments was $5,641,000.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1998 (UNAUDITED)
(IN THOUSANDS)


-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $27,809)                                                 $33,450
-----------------------------------------------------------------------
Cash                                                                 64
-----------------------------------------------------------------------
Dividends and interest receivable                                    20
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 33,534
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                               3
-----------------------------------------------------------------------
  Fund shares redeemed                                                5
-----------------------------------------------------------------------
  Management fee                                                     17
-----------------------------------------------------------------------
  Administrative services fee                                         6
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             15
-----------------------------------------------------------------------
  Trustees' fees                                                      6
-----------------------------------------------------------------------
    Total liabilities                                                52
-----------------------------------------------------------------------
NET ASSETS                                                      $33,482
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $27,387
-----------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                               334
-----------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                 5,640
-----------------------------------------------------------------------
Undistributed net investment income                                 121
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $33,482
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------
SHARES OUTSTANDING                                                3,048
-----------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(Net assets / shares outstanding)                                $10.99
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
(IN THOUSANDS)


----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
  Interest                                                      $  728
----------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $7)                     44
----------------------------------------------------------------------
    Total investment income                                        772
----------------------------------------------------------------------
Expenses:
  Management fee                                                   102
----------------------------------------------------------------------
  Administrative services fee                                       41
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            19
----------------------------------------------------------------------
  Professional fees                                                  9
----------------------------------------------------------------------
  Reports to shareholders                                           28
----------------------------------------------------------------------
  Trustees' fees and other                                           4
----------------------------------------------------------------------
    Total expenses                                                 203
----------------------------------------------------------------------
NET INVESTMENT INCOME                                              569
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                            682
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                     (26)
----------------------------------------------------------------------
Net gain on investments                                            656
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,225
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED         ONE MONTH        YEAR
                                                                JANUARY 31,        ENDED         ENDED
                                                                   1998          JULY 31,       JUNE 30,
                                                                (UNAUDITED)        1997           1997
--------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment income                                           $   569             95          1,303
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                   682            396          1,096
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                               (26)           944          1,324
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                1,225          1,435          3,723
--------------------------------------------------------------------------------------------------------
  Distribution from net investment income                          (1,402)            --         (1,451)
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                              (1,517)            --           (528)
--------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (2,919)            --         (1,979)
--------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                         (549)          (476)        (4,796)
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (2,243)           959         (3,052)
--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------
Beginning of period                                                35,725         34,766         37,818
--------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $121, $954 and $737, respectively)                      $33,482         35,725         34,766
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF
     THE FUND Kemper Worldwide 2004 Fund (the Fund) is a series of Kemper Target Equity Fund (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income. The Fund pursues its objectives by investing a portion of its assets in zero coupon U.S. Treasury obligations and the balance of its assets primarily in an internationally diversified portfolio of foreign securities. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the Fund's investment manager.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are primarily traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates.
                             All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with the net realized and unrealized gain or loss on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed).

NOTES TO FINANCIAL STATEMENTS

                             Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during a limited offering period which ended in 1996, and are redeemed on a continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended January 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .60% of average daily net assets. The Fund incurred a management fee of $102,000 for the six months ended January 31, 1998.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial

NOTES TO FINANCIAL STATEMENTS

                             services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. For the six months ended January 31, 1998, the Fund paid administrative services fees of $41,000, all of which KDI remitted to financial services firms.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, KSvC is the shareholder service agent for the Fund. For the six months ended January 31, 1998, KSvC received shareholder services fees of $17,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the six months ended January 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1998,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $2,396

                             Proceeds from sales                           4,904

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                    SIX MONTHS          ONE MONTH
                                                                      ENDED               ENDED             YEAR ENDED
                                                                   JANUARY 31,           JULY 31,            JUNE 30,
                                                                       1998                1997                1997
                                                                 ----------------    ----------------    -----------------
                                                                 SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
                                          --------------------------------------------------------------------------------
                                          Shares issued in
                                          reinvestment of
                                          dividends                266     $2,828      --      $  --       192     $ 1,997
                                          --------------------------------------------------------------------------------
                                          Shares redeemed         (298)    (3,377)    (42)      (476)     (637)     (6,793)
                                          --------------------------------------------------------------------------------
                                          NET DECREASE
                                          FROM CAPITAL SHARE
                                          TRANSACTIONS             (32)    $(549)     (42)     $(476)     (445)    $(4,796)
                                          --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            SIX MONTHS
                                               ENDED      ONE MONTH
                                            JANUARY 31,     ENDED       YEAR ENDED JUNE 30,      MAY 3 TO
                                               1998       JULY 31,    ------------------------   JUNE 30,
                                            (UNAUDITED)     1997       1997     1996     1995      1994
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.60       11.13      10.60     9.96     9.02     9.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .22         .03        .42      .36      .27      .02
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                .19         .44        .71      .63      .79       --
---------------------------------------------------------------------------------------------------------
Total from investment operations                  .41         .47       1.13      .99     1.06      .02
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .49          --        .44      .35      .12       --
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain             .53          --        .16       --       --       --
---------------------------------------------------------------------------------------------------------
Total dividends                                  1.02          --        .60      .35      .12       --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.99       11.60      11.13    10.60     9.96     9.02
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    3.81%       4.22      11.08    10.05    11.91      .22
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                         1.20%       1.12       1.19     1.32     1.29     1.32
---------------------------------------------------------------------------------------------------------
Net investment income                            3.36%       3.20       3.63     3.60     3.77     2.59
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)    $33,482      35,725     34,766   37,818   30,699    5,900
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               15%         30         25       50       75       --
---------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended January 31, 1998, the one month period ended July 31, 1997 and the years ended June 30, 1997 and June 30, 1996 were $.0453, $.0385, $.0209 and $.0253, respectively. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------
NOTE: Total return does not reflect the effect of any sales charges.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held. Kemper Target Equity Fund -- Kemper Worldwide 2004 fund shareholders were asked to vote on four separate issues: election of the eight members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement and approval of a new sub-advisory agreement.

1) Election of Trustees

                               For         Withheld

   James E. Atkins         39,454,675       591,508

   Arthur R. Gottschalk    39,451,750       594,433

   Frederick T. Kelsey     39,456,557       589,626

   Daniel Pierce           39,458,148       588,035

   Fred B. Renwick         39,480,893       565,290

   John B. Tingleff        39,483,670       562,512

   Edmond D. Villani       39,454,386       591,796

   John B. Weithers        39,475,301       570,882

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

                For             Against           Abstain
            38,794,530          359,686           891,966

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                                                  Broker
                For     Against     Abstain     Non-Votes

            1,479,603   20,247      46,293      87,502

4) Approval of new sub-advisory agreement with Zurich Investment Management Limited

                                                  Broker
                For     Against     Abstain     Non-Votes

            1,467,879   28,213      50,050      87,502

TRUSTEES AND OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY               KATHRYN L. QUIRK
Chairman and Trustee        President                    Vice President

JAMES E. AKINS              PHILIP J. COLLORA            LINDA J. WONDRACK
Trustee                     Vice President,              Vice President
                            Secretary and Treasurer
ARTHUR R. GOTTSCHALK                                     JOHN R. HEBBLE
Trustee                     TRACY M. CHESTER             Assistant Treasurer
                            Vice President
FREDERICK T. KELSEY                                      MAUREEN E. KANE
Trustee                     JERARD K. HARTMEN            Assistant Secretary
                            Vice President
FRED B. RENWICK                                          CAROLINE PEARSON
Trustee                     THOMAS W. LITTAUER           Assistant Secretary
                            Vice President
JOHN B. TINGLEFF                                         ELIZABETH C. WERTH
Trustee                     ANN M. MCCREARY              Assistant Secretary
                            Vice President
EDMOND D. VILLANI
Trustee

JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT        KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT     INVESTORS FIDUCIARY TRUST COMPANY
                                 801 Pennsylvania
                                 Kansas City, MO 64105
--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                THE CHASE MANHATTAN BANK
                                 Chase Metro Tech Center
                                 Brooklyn, NY 11245
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by
a Kemper Target Equity prospectus.

KWF-3 (3/98) 1044950


                                                             [KEMPER FUNDS LOGO]
                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)